Exhibit 10.28

UNITED STATES OF AMERICA

DEPARTMENT OF THE TREASURY

COMPTROLLER OF THE CURRENCY

In the Matter of: Pacific Capital Bank, National Association Santa Barbara, California	) ) )	AA-EC-2010-86 modifies AA-EC-2010-41

MODIFICATION OF EXISTING CONSENT ORDER

WHEREAS, the Comptroller of the Currency of the United States of America (“Comptroller”), through his National Bank Examiner, has supervisory authority over Pacific Capital Bank, National Association, Santa Barbara, California (“Bank”);

WHEREAS, the Comptroller issued a Consent Order dated May 11, 2010 to the Bank;

WHEREAS, the Comptroller, through his authorized representative, and the Bank, through its duly elected and acting Board of Directors (“Board”), have entered into an Operating Agreement dated 9-2-10;

WHEREAS, the Comptroller has determined it is appropriate for the Operating Agreement to replace Article III of the Consent Order;

WHEREAS, in the interests of cooperation, the Bank, by and through its Board, has executed a Stipulation and Consent to the Issuance of this Modification of Existing Consent Order (“Modification Order”), dated 9-2-10, that is accepted by the Comptroller;

WHEREAS, by this Stipulation and Consent to the Modification Order, which is incorporated by reference, the Bank has consented to the issuance of this Modification Order by the Comptroller;

NOW, THEREFORE, pursuant to the authority vested in him by the Federal Deposit Insurance Act, as amended, 12 U.S.C. § 1818, the Comptroller hereby orders that:

Article III of the May 11, 2010 Consent Order shall be and is terminated. Articles I, II, and IV through XIX of the Consent Order shall remain in effect without modification.

IT IS SO ORDERED, this 2nd day of September, 2010.

/s/ Henry Fleming
Henry Fleming Director Special Supervision Division

UNITED STATES OF AMERICA

DEPARTMENT OF THE TREASURY

COMPTROLLER OF THE CURRENCY

In the Matter of: Pacific Capital Bank, National Association Santa Barbara, California	) ) )	AA-EC-2010-86 modifies AA-EC-2010-41

STIPULATION AND CONSENT TO THE ISSUANCE OF A MODIFICATION OF EXISTING

CONSENT ORDER

WHEREAS, the Comptroller issued a Consent Order dated May 11, 2010 to the Bank;

WHEREAS, the Comptroller, through his authorized representative, and the Bank, through its duly elected and acting Board of Directors (“Board”), have entered into an Operating Agreement dated 9-2-10;

WHEREAS, the Comptroller has determined it is appropriate for the Operating Agreement to replace Article III of the Consent Order;

NOW, THEREFORE, the Comptroller, through his authorized representative, and the Bank, through its Board, hereby stipulate and agree to the following:

ARTICLE I

JURISDICTION

(1) The Bank is a national banking association chartered and examined by the Comptroller pursuant to the National Bank Act of 1864, as amended, 12 U.S.C. § 1 et seq.

(2) The Comptroller is “the appropriate Federal banking agency” regarding the Bank, pursuant to 12 U.S.C. §§ 1813(q) and 1818(b).

(3) The Bank is an “insured depository institution” within the meaning of 12 U.S.C. § 1818(b)(1).

ARTICLE II

AGREEMENT

(1) The Bank hereby consents and agrees to the issuance of the Modification of Existing Consent Order (“Modification Order”) by the Comptroller.

(2) The Bank acknowledges that said Modification Order shall be deemed an “order issued with the consent of the depository institution,” as defined in 12 U.S.C. § 1818(h)(2), and consents and acknowledges that said Modification Order shall become effective upon its issuance. The Comptroller may fully enforce any of the commitments or obligations undertaken by the Bank in the remaining provisions of the existing Consent Order under his supervisory powers, including 12 U.S.C. § 1818, and not as a matter of contract law.

(3) The Bank expressly acknowledges that neither the Bank nor the Comptroller has any intention to enter into a contract. The Bank also expressly acknowledges that no officer or employee of the Comptroller has statutory or other authority to bind the United States, the U.S. Treasury Department, the Comptroller, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the Comptroller’s exercise of his supervisory responsibilities.

ARTICLE III

CLOSING PROVISIONS

(1) The provisions of this Stipulation and Consent shall not inhibit, estop, bar, or otherwise prevent the Comptroller from taking any other action affecting the Bank if, at any time, the Comptroller deems it appropriate to do so to fulfill the responsibilities placed upon him by the several laws of the United States of America.

IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller as his representative, has hereunto set his hand on behalf of the Comptroller.

/s/ Henry Fleming	September 2, 2010
Henry Fleming	Date
Director
Special Supervision Division

IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

/s/ Edward E. Birch	August 31, 2010
Edward E. Birch	Date

/s/ H. Gerald Bidwell	August 31, 2010
H. Gerald Bidwell	Date

/s/ Gerald J. Ford	August 31, 2010
Gerald J. Ford	Date

/s/ Richard S. Hambleton, Jr	August 31, 2010
Richard S. Hambleton, Jr	Date

/s/ D. Vernon Horton	August 31, 2010
D. Vernon Horton	Date

/s/ S. Lachlan Hough	August 31, 2010
S. Lachlan Hough	Date

/s/ Roger C. Knopf	August 31, 2010
Roger C. Knopf	Date

/s/ George S. Leis	August 31, 2010
George S. Leis	Date

/s/ William R. Loomis, Jr.	August 31, 2010
William R. Loomis, Jr.	Date

/s/ John R. Mackall	August 31, 2010
John R. Mackall	Date

/s/ Richard A. Nightingale	August 31, 2010
Richard A. Nightingale	Date

/s/ Kathy J. Odell	August 31, 2010
Kathy J. Odell	Date

/s/ Carl B. Webb	August 31, 2010
Carl B. Webb	Date

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